UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2021

TopBuild Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36870	47-3096382
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

475 North Williamson Boulevard Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 304-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On March 8, 2021, TopBuild Corp., a Delaware corporation (the “Company”), together with certain of its subsidiaries, Bank of America, N.A., in its capacity of administrative agent for the lenders, and each of the lenders party thereto (the “Lenders”), entered into Amendment No. 1 (the “Amendment”) to the Company’s amended and restated credit agreement, dated March 20, 2020 (the “Credit Agreement”) filed as Exhibit 10.1 to the Form 8-K dated March 23, 2020.

Pursuant to the Amendment, (i) the maturity date of both the revolving and term loan facilities under the Credit Agreement has been extended to March 20, 2026, (ii) the floor for base rate loans has been reduced from 1.5% to 1.0%, (iii) the floor for Eurodollar rate loans has been reduced from 0.5% to 0.0%, (iv) the Lenders re-advanced to the Company an aggregate amount equal to $11.25 million as part of the term loan under the Credit Agreement, such that the aggregate outstanding principal amount of the term loan is $300.0 million, which equals the original principal amount of such term loan as of the original date of the Credit Agreement (and the related amortization schedule has been reset accordingly, additionally taking into account the extended maturity date) and (v) additional provision has been made for the eventual replacement of LIBOR with the secured overnight financing rate.

Except as described in this Current Report on Form 8-K, the material terms of the Credit Agreement remain unchanged.

The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 1 to Amended and Restated Credit Agreement, dated as of March 8, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

	By:	/s/ John S. Peterson
		Name:	John S. Peterson
		Title:	Vice President and Chief Financial Officer
Dated: March 11, 2021

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